                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                    $   13,683,836.80

RECEIPTS:
 1. Receipts from Operations                                         $               -
 2. Other Receipts                                                   $       11,339.94
    Preference Action Collections                                    $        8,000.00
    Other receipts (Received on behalf of Affiliates)                $               -
                                                                     -----------------
TOTAL RECEIPTS                                                       $       19,339.94

DISBURSEMENTS
 3. Net Payroll
    a. Officers                                                      $       61,216.68
    b. Others                                                        $       60,546.77
 4. Taxes
    a. Federal Income Taxes                                          $       31,080.48
    b. FICA Withholdings                                             $        5,092.28
    c. Employee's withholdings                                       $          153.94
    d. Employer's FICA                                               $        5,092.23
    e. Federal Unemployment Taxes                                    $               -
    f. State Income Tax                                              $        8,060.20
    g. State Employee withholdings                                   $          287.77
    h. All other state taxes                                         $               -

 5. Necessary Expenses
    a. Rent or mortgage payment(s)                                   $              -
    b. Utilities                                                     $       12,292.25
    c. Insurance                                                     $       13,896.27
    d. Merchandise bought for manufacture or sell                    $               -
    e. Other necessary expenses                                                      -
       Professional and Bankruptcy Court Related Fees and Expenses   $      783,330.24
       Employee Expenses                                             $        8,956.91
       Office Supplies & Expenses                                    $       13,466.05
       Other                                                         $       13,700.58
                                                                     -----------------
TOTAL DISBURSEMENTS                                                  $    1,017,172.65
Add:  Disbursements made on behalf of Parent or Affiliates           $       58,587.85
                                                                     -----------------
ADJUSTED TOTAL DISBURSEMENTS                                         $    1,075,760.50
                                                                     -----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                  $   (1,056,420.56)
ENDING BALANCE IN Bank of America - Master  03751046297              $       46,860.39
ENDING BALANCE IN Bank of America - Disbursement  03299976144        $      (39,447.77)
ENDING BALANCE IN Bank of America - Payroll  03299944407             $       23,606.39
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149       $       43,945.83
ENDING BALANCE IN Bank of America - Money Market  851018             $    7,281,566.64
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648            $    5,270,884.76
ENDING BALANCE IN 1st Bank - FISC  719-1-362214                      $               -
                                                                     -----------------
ENDING BALANCE IN ALL ACCOUNTS                                       $   12,627,416.24
                                                                     =================

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED      DESCRIPTION          AMOUNT
-------------      -----------          ------
  06/21/04       Cybertel             $  1,000.00
  06/21/04       Bill Nipper          $     55.00
  06/21/04       Paramount Group      $  1,000.00
  06/21/04       Globaltron           $  5,000.00
  06/21/04       Onvoy, Inc.          $  1,000.00
                                      -----------
                 Total WAXS Receipts  $  8,055.00
                                      ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED      DESCRIPTION           AMOUNT
-------------      -----------           ------
  06/30/04       Interest Received    $  7,417.27
                                      -----------
                 Total WAXS Receipts  $  7,417.27
                                      ===========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS

                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED       DESCRIPTION         AMOUNT
-------------       -----------         ------
  06/30/04       Interest Received    $  3,867.67
                                      -----------
                 Total WAXS Receipts  $  3,867.67
                                      ===========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED      DESCRIPTION                AMOUNT
--------------      -----------                ------
   06/01/04      EZ-Com Technologies        $ 13,000.00
   06/03/04      Bank Fees                  $     30.00
   06/16/04      Poorman-Douglas            $  5,389.69
   06/16/04      CMRS/Hasler                $    250.00
   06/16/04      Merrill Lynch              $    153.94
                                            -----------
                 Total WAXS Disbursements   $ 18,823.63
                                            ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
      06/01/04   EZ-Com Technologies        $ 13,000.00
                 Total Affiliate Payments   $ 13,000.00
                                            -----------
                 Total WAXS Disbursements   $  5,823.63
                                            ===========

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED   CHECK NUMBER    DESCRIPTION                     AMOUNT
--------------   ------------    -----------                     ------
   06/02/04        Multiple     Payroll Checks                $  41,364.68
   06/16/04        Multiple     Payroll Checks                $  40,830.31
   06/29/04        Multiple     Payroll Checks                $  39,568.46
                                                              ------------
                                   Total WAXS Disbursements   $ 121,763.45
                                                              ============

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED   CHECK NUMBER               DESCRIPTION                       AMOUNT
--------------   ------------               -----------                       ------
   06/02/04       Void-37071    Judco Management, Inc.                    $   (8,625.00)
   06/02/04          37201      Apollo Consulting                         $    2,000.00
   06/02/04          37202      BellSouth                                 $      408.78
   06/02/04          37204      Dallas Professional Reporters             $    1,222.20
   06/02/04          37205      Debra Dawn                                $    1,717.28
   06/02/04          37206      Fedex                                     $      100.60
   06/02/04          37207      Gillis Delaney Brown                      $    2,007.20
   06/02/04          37208      Herbert Stettin                           $    1,146.25
   06/02/04          37209      Judco Management, Inc.                    $   10,025.00
   06/02/04          37210      Katherine Levesque                        $      322.82
   06/02/04          37211      Levine & Block                            $   72,667.13
   06/02/04          37212      MCI Worldcom                              $    2,475.66
   06/02/04          37213      Metropolitan Life Insurance Co.           $    6,083.83
   06/02/04          37214      North Atlanta Realty Acquisition          $    9,266.67
   06/02/04          37215      SBC-Pacbell                               $      119.15
   06/02/04          37216      Kamran Saeed                              $      250.00
   06/02/04          37217      San Diego County                          $      132.86
   06/02/04          37218      Carl Sonne                                $    2,039.82
   06/02/04          37219      United Healthcare                         $    7,812.44
   06/02/04          37220      Cadwalader Wickersham & Taft              $  342,469.98
   06/10/04          37221      CT Corporation                            $      192.49
   06/10/04          37222      Debra Dawn                                $    1,717.90
   06/10/04          37224      Fedex                                     $      212.08
   06/10/04          37225      Secretary of State                        $       45.00
   06/10/04          37226      Secretary of State                        $       45.00
   06/10/04          37227      Secretary of State                        $       45.00
   06/10/04          37228      Secretary of State                        $       60.00
   06/10/04          37229      Lanier Parking Systems                    $      605.00
   06/10/04          37230      MCI Worldcom                              $       36.30
   06/10/04          37231      Merrill Lynch Pierce Fenner & Smith       $    5,575.00
   06/10/04          37232      Osborne-Clarke                            $       25.92
   06/10/04          37233      New Jersey Dept. of Labor                 $       50.19
   06/10/04          37234      Nextel Communications                     $      254.68
   06/10/04          37235      SBC-Pacbell                               $      434.29
   06/10/04          37236      Kamran Saeed                              $      250.00
   06/10/04          37237      Michael Mies                              $    1,012.20
   06/17/04          37238      Vanguard Archives                         $      666.13
   06/17/04          37239      Continental Stock Transfer & Trust Co.    $      870.14
   06/17/04          37240      Covington & Burling                       $   44,239.44
   06/17/04          37241      Debra Dawn                                $      720.66
   06/17/04          37242      H. Peter Gant                             $      320.99

                             OPERATING REPORT Page 7                 Page 1 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED   CHECK NUMBER               DESCRIPTION                       AMOUNT
--------------   ------------               -----------                       ------
   06/17/04          37243      Jenner & Block                            $   32,970.43
   06/17/04          37244      Judco Management, Inc.                    $    8,625.00
   06/17/04          37245      Katherine Levesque                        $      237.90
   06/17/04          37246      Poorman-Douglas Corp.                     $    1,557.77
   06/17/04          37247      Royal Cup Inc.                            $       89.62
   06/17/04          37248      Kamran Saeed                              $      250.00
   06/17/04          37249      San Diego Gas & Electric                  $      236.03
   06/17/04          37250      Mark Warner                               $    5,000.00
   06/17/04          37251      Winstead Sechrest & Minick                $   19,180.02
   06/17/04          37252      Lamberth, Cifelli Stokes & Stout          $    5,616.58
   06/25/04          37253      Alston & Bird LLP                         $   96,412.50
   06/25/04          37254      Tod Chmar                                 $      322.12
   06/25/04          37255      Ernst & Young LLP                         $   19,387.72
   06/25/04          37256      Fedex                                     $      207.65
   06/25/04          37257      Katten Muchin Zavis Roseman               $   17,667.82
   06/25/04          37258      Levine & Block                            $   42,981.17
   06/25/04          37259      Osborne-Clarke                            $    1,660.75
   06/25/04          37260      Kamran Saeed                              $      250.00
   06/25/04          37261      Winstead Sechrest & Minick                $    6,109.59
   06/25/04          37262      MCI Worldcom                              $    2,866.81
   06/29/04          37263      Alston & Bird LLP                         $   20,731.19
   06/29/04          37264      AMC Global Communication                  $       85.00
   06/29/04          37265      Apollo Consulting                         $    2,000.00
   06/29/04          37266      Ascom Hasler Leasing                      $      205.44
   06/29/04          37267      BellSouth                                 $      256.69
   06/29/04          37268      Bowne of Atlanta                          $    7,026.00
   06/29/04          37269      Copier Solutions                          $      495.00
   06/29/04          37270      Covington & Burling                       $    6,732.68
   06/29/04          37271      Ernst & Young LLP                         $   24,671.94
   06/29/04          37272      FTI Consulting                            $   11,096.30
   06/29/04          37273      FTI Consulting                            $    4,694.07
   06/29/04          37274      Gardner Carton & Douglas                  $    8,075.87
   06/29/04          37275      Katherine Levesque                        $      545.22
   06/29/04          37276      McKenna Long & Aldridge                   $   19,905.64
   06/29/04          37286      BellSouth                                 $      385.10
   06/29/04          37287      BellSouth                                 $    5,073.44
   06/29/04          37288      Fedex                                     $      255.74
                                                                          -------------
                                                                 Total    $  884,885.88
                                                                          =============

                             OPERATING REPORT Page 7                 Page 2 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED   CHECK NUMBER               DESCRIPTION                       AMOUNT
--------------   ------------               -----------                       ------
Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   06/02/04         37214       North Atlanta Realty Acquisition          $    9,266.67
   06/10/04         37227       Secretary of State                        $       45.00
   06/29/04         37266       Ascom Hasler Leasing                      $      205.44
                                                                          -------------
Facilicom
   06/02/04      Void-37071     Judco Management, Inc.                    $   (8,625.00)
   06/02/04         37209       Judco Management, Inc.                    $   10,025.00
   06/17/04         37244       Judco Management, Inc.                    $    8,625.00
                                                                          -------------
World Access Telecommunication Group, Inc.
   06/10/04         37225       Secretary of State                        $       45.00
   06/17/04         37238       Vanguard Archives                         $      666.13
   06/17/04         37251       Winstead Sechrest & Minick                $   19,180.02
   06/25/04         37261       Winstead Sechrest & Minick                $    6,109.59
                                                                          -------------
WorldxChange
   06/10/04         37226       Secretary of State                        $       45.00
                                                                          -------------
                                              Total Affiliate Payments    $   45,587.85
                                                                          -------------
                                              Total WAXS Disbursements    $  839,298.03
                                                                          =============

                             OPERATING REPORT Page 7                 Page 3 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED     DESCRIPTION                   AMOUNT
--------------     -----------                   ------
   06/02/04      Payroll Taxes                $   16,943.85
   06/16/04      Payroll Taxes                $   16,679.99
   06/29/04      Payroll Taxes                $   15,989.12
   06/25/04      Processing Fees              $      674.58
                                              -------------
                   Total WAXS Disbursements   $   50,287.54
                                              =============

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2004

STATEMENT OF INVENTORY

 Beginning Inventory                          $           -
 Add: purchases                               $           -
 Less: goods sold                             $           -
                                              -------------
 Ending inventory                             $           -
                                              =============

PAYROLL INFORMATION STATEMENT

 Gross payroll for this period                $  171,530.35
 Payroll taxes due but unpaid                 $           -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR       AMOUNT OF            NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE   REGULAR PAYMENT    PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
-----------------------   --------------   ----------------   -------------------   -------------------
Xerox Corporation            Monthly       $       1,247.84           10            $         12,478.40

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                      3RD PARTY       INTERCOMPANY           TOTAL
                                         ---------       ------------           -----
  Beginning of month balance            $        -    $   14,219,792.47   $  14,219,792.47
  Add: sales on account                 $        -    $               -   $              -
       expenses paid for affiliate      $        -    $       58,587.85   $      58,587.85
       cash advanced to affiliate       $        -    $               -   $              -
  Less: collections                     $        -    $               -   $              -
                                        ----------    -----------------   ----------------
  End of month balance                  $        -    $   14,278,380.32   $  14,278,380.32
                                        ==========    =================   ================

0-30 Days   31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------   ----------  ----------   ------------   ------------------
$       -   $        -  $        -   $          -   $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                  3RD PARTY        INTERCOMPANY           TOTAL
                                                  ---------        ------------           -----
Beginning of month balance                     $  1,592,171.87   $  22,401,305.15   $  23,993,477.02
Add: sales on account                          $    553,827.38   $              -   $     553,827.38
     Cash received on behalf of Affiliate      $             -   $              -   $              -
     Cash received from Affiliate              $             -   $              -   $              -
Less: payments                                 $ (1,017,172.65)  $              -   $  (1,017,172.65)
                                               ---------------   ----------------   ----------------
End of month balance                           $  1,128,826.60   $  22,401,305.15   $  23,530,131.75
                                               ===============   ================   ================

0-30 Days        31-60 Days     61-90 Days       Over 90 Days    End of Month Total
---------        ----------     ----------       ------------    ------------------
$ 337,244.40   $  150,723.53  $    86,525.66   $    554,333.01   $     1,128,826.60

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                  Yes (X)         No ( )

2. FICA withholdings                     Yes (X)         No ( )

3. Employee's withholdings               Yes (X)         No ( )

4. Employer's FICA                       Yes (X)         No ( )

5. Federal unemployment taxes            Yes (X)         No ( )

6. State income tax                      Yes (X)         No ( )

7. State employee withholdings           Yes (X)         No ( )

8. All other state taxes                  See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                   _____________________________
                                                   For the Debtor In Possession

                                                   Michael F. Mies
                                                   Designated Officer

                            OPERATING REPORT Page 12